enova®

Investor Presentation

June 2021

Safe Harbor Statement

Cautionary Statement Regarding Risks and Uncertainties That May Affect Future Results

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Information

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States ("GAAP"), Enova provides cash flow from operating activities less net loan and finance receivables originated, acquired and repaid and purchases of property and equipment ("free cash flow") and net income excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation expense, lease termination and cease-use costs, gain on bargain purchase, equity method investment income, relocation and acquisition-related costs, regulator penalty/settlement, and loss on early extinguishment of debt ("Adjusted EBITDA"), which are not considered measures of financial performance under GAAP. Management uses these non-GAAP financial measures for internal managerial purposes and believes that their presentation is meaningful and useful in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with Enova's GAAP results, provides a more complete understanding of factors and trends affecting Enova's business.

Management provides such non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes. A table reconciling such non-GAAP financial measures is available in the appendix.

Execution Reflected in Financial and Market Performance

Q1 2021 #WINS!

10%
Year-over-year increase in receivables[1]

Receivables growth reflects opportunistic diversification and focus during an uncertain economy

33%
New customers in originations

Effective marketing continues to attract new customers

92%
Net revenue margin

Solid credit quality reflects the risk management capabilities of our world class analytics and technology

$804M
Available liquidity[2]

Abundant liquidity to support re-acceleration of the business

1) Combined company Gross AR
2) As of March 31, 2021. Includes total cash, marketable securities, and committed credit capacity

Second Quarter 2021 Update

Originations	Portfolio Performance
• Second quarter originations are on pace to total approximately $650 million – up approximately 30% sequentially driven by increases across all brands from improving demand and normal consumer seasonality – up approximately 25% compared to the second quarter of 2019 driven by small business	• Delinquency and net charge-off rates remain below pre-COVID levels – Second quarter net revenue margin expected to be above prior guidance of 60% to 70% • Consolidated ending receivables, on an amortized basis, are expected to end the second quarter at approximately $1.4 billion – up approximately 10% sequentially and up approximately 40% from the second quarter of 2019

On Track to Deliver Deal Economics from The OnDeck Acquisition

enova ondeck

- **Shareholders benefit from the opportunity for long-term growth and upside through ownership in a stronger and more dynamic combined company**
  - Transaction is expected to be **accretive in the first year** post-closing and is expected to generate earnings per share **accretion of more than 40%** when synergies are fully recognized by year-end 2022

- **From an operational perspective, the integration of OnDeck is largely complete**
  - Our three SMB products are working together as a single business and we are on track to deliver **more than the forecasted $50 million** of annual cost synergies, primarily from eliminated duplicative resources as well as **$15 million in run rate net revenue**

- **We will achieve all of these synergies this year with upside in future years from longer dated projects like data centers consolidation, real estate, cross-selling and further integration of our advanced analytics and machine learning into OnDeck.**

- **Expect to collect more than $200 million of cash from the acquired portfolio, net of securitization repayments—much higher than expected when we completed the deal**

1 Synergies are relative to OnDeck's revenue and expenses for the twelve month period ended December 31, 2019.

Acquisition of Pangea: A Smarter Way to Move Money

World-Class International Money Transfer Service
Pangea makes it easy to send money to bank accounts and debit cards in 40 countries around the globe.

Mobile Bank Account
*Pangea Card brings fair and affordable online banking to underbanked Americans, empowering them to manage their finances and effortlessly send money abroad.**

Pangea Connect
Pangea's digital-first remittance platform can be extended to any third-party, enabling our partners to offer international money transfers in their own apps or websites.

Mission

- Pangea's mission is to make money transfer secure, simple, and affordable
- Pangea has revolutionized the customer experience in this growing market, as consumers increasingly choose online money transfer solutions instead of relying on brick-and-mortar storefronts.

Large Market Opportunity

- Global size of remittance market estimated at $600B
- Pangea's mobile app allows users to transfer money quickly and seamlessly from the U.S. to 40 countries
- The focus has primarily been on Latin America and Asia, which the World Bank estimates to be a combined 71 billion dollar per year market in outflows from the U.S.

Pangea Primed for Rapid Growth

- With the acquisition of Pangea we gain a product in a segment of the market we know well, underbanked Americans, and now have another high growth business in our portfolio
- Pangea will leverage Enova's online business expertise, as well as our analytics, technology, marketing, regulatory compliance, and capital markets capabilities

Our Mission

mission

Helping hardworking people get access to fast, trustworthy credit

From the Federal Reserve Board:

37% of Americans said they didn't have sufficient savings to cover an emergency of $400[1]

53% of Small Businesses had unmet funding needs in 2020[2]

1 May 2020 Federal Reserve Board Survey
2 2021 Federal Reserve Board Small Business Credit Survey

Proven Track Record in FinTech With 16 Year History of Profitably Lending Through Credit Cycles

7+ Million

customers served

13 Products

in multiple geographies

Cumulative Originations[1,4]



$10B
$20B
$9B
$63B
$28.2B

Cumulative Net Income[2,4]



$189M
$298M
($83M)
($724M)
$858M
OPORTUN
CURO
Elevate
LendingClub
enova.

Cumulative Originations & Key Milestones[3,4]



Cumulative Originations $
Cumulative Originations #
3.2M
5.7M
9.1M
13.9M
17.9M
22.5M
27.4M
31.9M
35.5M
39.3M
43.2M
47.5M
51.4M
53.5M
53.9M
$1.3B
$2.5B
$3.9B
$6.0B
$8.0B
$10.5B
$13.1B
$15.3B
$17.3B
$19.3B
$21.5B
$24.0B
$26.5B
$27.8B
$28.3B
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Q1 2021

1 From inception through March 31, 2021 for Enova and Lending Club. From inception through December 31, 2020 for Oportun, Elevate, and Curo. Enova includes originations from discontinued products.

2 From FY 2013 through March 31, 2021 for Enova and Lending Club. From FY 2013 through December 31, 2020 for Elevate. From FY 2015 through December 31, 2020 for Curo and Oportun. Enova includes net income from discontinued products.

3 From inception through March 31, 2021, including originations from discontinued operations.

4 Includes OnDeck data beginning October 13, 2020.

enova.

The Right Operating Model for Meeting Customer Needs and Delivering Strong and Stable Returns Through Economic Cycles

Focus on **Non – Prime Borrowers** – a Large, Expanding Market Segment

Diversified Product Offerings Serving Multiple Customer Groups and Geographies

Multiple Growth Businesses that Deliver Industry Leading Returns

Highly Flexible Online-Only Business Model that Provides Significant Operational and Financial Flexibility

Proven Tech and Analytics Drive Superior Results and Create Competitive Moat

Resilient Balance Sheet, with solid liquidity, strong tangible capital, and laddered debt maturities

History of Licensed, **Compliant and Supervised Lending** Operations

enova.

Enova Operates in Large Markets with Large Non-Prime Lending Opportunities

$69B

Consumer Loans[1]

Enova ~ 2% of Originations

$82B

Small Business Finance[2]

Enova <3% of Originations

$80B

Consumer Loans[3]

Enova <1% of Originations


U.S.


Brazil

NOTE: Consumer estimates refer to Non-Prime portion of unsecured personal loans and SMB refers to small business standby line of credit below $100k
1 "The State of Short-Term Credit Amid Ambiguity, Evolution and Innovation (2016)," John Hecht, Jefferies LLC, March, 2016 & Enova Management estimates.
2 "Small Business Lending in the United States (2016)", Office of Advocacy U.S. Small Business Administration. Includes OnDeck, Headway, and TBB 2019 volume.
3 "2016 Brazil Lending Market Report", Creditas, defined as all payroll, personal, credit card, and overdraft originations.

enova.

Successful and Ongoing Diversification Efforts

Revenue Diversification by Product Type[1,2,3]


Consumer loans 100%
Small business loans 25%
Consumer loans 75%

FY 2009 | Q4 2020

Funding Diversification by Source


Affiliate Notes 100%
Term ABS 9%
Senior Note 2024 27%
Securitizations 24%
Senior Note 2025 40%

FY 2009 | Q4 2020

Marketing Diversification by Channel[3]


Direct 32%
Leads 67%
Affiliate 2%
Leads 47%
Direct 51%

FY 2009 | Q4 2020

Gross AR Diversification by Product Type[2,3]


Installment loans 3%
Short-term loans 97%
Near-prime installment loans 29%
Small business 53%
Line of credit 14%

FY 2009 | Q4 2020

1 Includes loan and finance receivable revenue only.
2 Numbers representative of continuing operations.
3 Includes OnDeck data beginning October 13, 2020.

enova.

Continuing Our Success…

Helping hardworking people get access to fast, trustworthy credit

[FOCUSED]
GROWTH

Multiple Growth Businesses

HEADWAY CAPITAL
ondeck
Small Business

CashNetUSA Money's on the way
US Subprime

US Near Prime

Simplic
Brazil

Enova Decisions

Large markets with LARGE opportunities

High Quality Small Business Products to Close the Credit Gap

Small Business

Headway Capital	The Business Backer	OnDeck
Lines of Credit	**Receivable Purchase Agreements (RPA), Installment Loans**	**Lines of Credit (LOC) and Term Loans (TL)**
Size *$5k - $100K*	**Size** *$10k - $200K*	**Size** *$5k - $250K*
Term *LOC Open-ended with principal paydown, 12 and 18-month*	**Term** *6 – 24 months*	**Term** *LOC 12-month, TL up to 18-months*
Pricing *40% - 80% annualized*	**Pricing** *40% - 80% annualized*	**Pricing** *Interest or discounts – 60% - 99% annualized*
Average Customer Profile	**Average Customer Profile**	**Average Customer Profile**
LOCs[1] Avg. 7 Yrs. old & $473k revenue	**RPAs[1]** Avg. 15 Yrs. old & $1.9M revenue	**LOCs[2] and TL[2]** Avg. 11 Yrs. old & $1.3M revenue

1 As of May 2018, income figures eliminate self-reported income and are reported as net of tax but grossed up per Enova management estimates.
2 As of 2019

Enova’s Small Business Lending Footprint

Enova’s SMB Lending operates nationwide, helping small and medium enterprises get access to fast and trustworthy credit



Multi Products States
Single Product States

1 Includes OnDeck

enova.

US Small Business: Faster, Easier, and Stable

HEADWAY CAPITAL

Unsecured Line of Credit

ondeck

Unsecured Line of Credit and Term Loans

THE BUSINESS BACKER
ONE CALL CAN FUND YOUR FUTURE.

Unsecured Receivables Purchase Agreement, Installment, and access to other specialty lenders and banks through Funding Advisors

Response Strategies and Priorities

- Improve collections capacity, add tools, and shift tactics to accommodate increased defaulted accounts as a result of COVID crisis
- Implement tailored process for that maximizing successful re-payment and customer engagement
- Rapid testing to allow for re-acceleration of growth

Gross Accounts Receivable[1]



($ in Millions)
$3.6
$17.5
$37.8
$55.1
$66.3
$82.4
$88.6
$85.6
$82.8
$85.2
$84.4
$79.9
$78.5
$76.5
$80.0
$84.5
$102.3
$129.3
$148.4
$180.8
$186.5
$122.9
$84.3
$691.1
$701.1
Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21

1 Includes OnDeck data beginning October 13, 2020.

enova.

High Quality Consumer Products to Close the Credit Gap

Consumer

CashNetUSA		NetCredit		Simplic	
Sub-Prime Single Pay Loans or Advances, Installment Loans, and Lines of Credit		**Near-Prime Installment Loans**		**Near-Prime Installment Loans**	
Size	*$150 - $4,000*	**Size**	*$1,000 - $10,500*	**Size**	*Up to R$3,500*
Term	*Varies from 2 weeks to 24 months, installment amortizes and LOC with principal paydown*	**Term**	*6 – 60 months, amortizing*	**Term**	*3 – 12 months*
Pricing	*Fee based or interest – 100% to 450% annualized*	**Pricing**	*34% - 155% annualized*	**Pricing**	*180% - 240% annualized*
Customer Demographics		**Customer Demographics**		**Customer Demographics**	
US Non – Prime[1] $41k Avg. Income 42 Avg. Age 32% Homeowners		US Near–Prime[1] $58k Avg. Income 45 Avg. Age 46% Homeowners		**Brazil Sub-Prime** R$3,500 Avg. Monthly Income 38 Avg. Age	

1 As of May 2018, income figures eliminate self-reported income and are reported as net of tax but grossed up per Enova management estimates.

Enova's US Consumer Lending Footprint

Enova offers various loan products to non-prime consumers in 38 states. Enova has been successful in delivering growth through multiple state lending law changes.



Multi Products States
Single Product States
Not Currently Served States

enova.

US Consumer Subprime: Manage Portfolio and Position for Growth

CashNetUSA

Consumer Unsecured Short Term, Installment, and Line of Credit Loans

Response Strategies and Priorities

- Make smart underwriting decisions to serve customers in need and be responsible in originations volume
- Minimize portfolio loss rates by proactively managing flexible payment options and calibrating multi-channel collections strategies
- Strengthen acquisition funnel to support rapid originations growth as market stabilizes

Receivables Balance by Product Type



($ in Millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Q1 2021
17%
77%
6%
16%
78%
6%
Short Term
Line of Credit
Installment

enova.

US Near Prime: Manage Performance and Prepare for Growth

NetCredit™
A MORE PERSONAL LOAN


US NEAR PRIME
Average Gross Income $58k
45 Average Age
46% Homeowners

Near-Prime consumers that are improving their ability and willingness to pay back loans faster than traditional credit scoring systems recognize – creating an opportunity to increase market share

Response Strategies and Priorities

- Work with customers facing hardship
- Manage effective collections programs to maximize recoveries
- Prepare for increased lending by developing strategies to address new credit and market dynamics


Loan Use[1]
Debt Consolidation 44.4%
Monthly Bills 8.8%
Car Repair 4.8%
Medical / Dental 4.7%
Moving / Relocation 3.2%
Other 34.1%

enova.

Illustrative NetCredit Unit Economics

NetCredit™
A MORE PERSONAL LOAN

Targeted Customer[1] Cash Flow Waterfall


Lifetime Principal Written
($5,165)
Total Customer Principal and Interest Repayments, Net of Losses and Prepayments
$7,860
Customer Acquisition Costs
($325)
Variable OpEx
($230)
Total Net Cash Flow Generated
$2,140

1 Loans depicted above are weighted average for NC portfolio. The average customer takes out more than one loan. Customer behavior, such as default performance, prepayment rates, and retention rates are based on NetCredit loan data accrued over time. Customer acquisition costs reflect marketing costs. Variable OpEx includes servicing, underwriting, and funding/debiting costs per loan. This chart is not indicative of future loan performance and is based on targets set by Enova management.

Brazil: Position for Growth

Simplic

Consumer Unsecured Installment Loans

Response Strategies and Priorities

- Adapt customer service and collection policies in response to temporary income loss to maximize customer payment success and recoveries
- Implement updated regulatory guidance for opt-in and ACH and complete improvements to underwriting models with new data sources

Gross Accounts Receivable



($ in Millions)
$0.4
$0.9
$2.1
$4.5
$8.5
$11.8
$14.1
$16.6
$10.4
$14.1
$17.2
$16.7
$18.5
$16.9
$20.1
$21.9
$16.9
$15.4
$14.0
$13.8
$10.9
$5.3
$3.2
$3.9
$4.9
Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21

enova.

Enova Decisions: Real-Time Analytics for Data Driven Decisions

ENOVA DECISIONS®
Real-Time Analytics

Analytics-as-a-Service Offering

Colossus™ Real-Time Analytics Platform

with

Customizable Scores and Decisions

Industries

- Financial services
- Telecommunications
- For-profit education
- Insurance
- Real estate

Solutions

- Enova Decisions Smart Credit™
- Smart ACH™
- Enova Decisions Smart Offers™
- Smart Retention™
- Smart Collections™
- Enova Decisions Smart Alerts™
- Smart Verification™

Best in Class Technology

- Packages the power of the Colossus™ platform and Enova's decision management system
- Flexible models deployable in SAS®, R, Python™, and other analytics platforms and environments
- Handles thousands of transactions per hour with sub-second decisioning times

Products and Services are Delivered Through a Highly Flexible Online-Only Business Model

	Online	Brick and Mortar
Customer Safety and Privacy	✓ Apply and manage account anytime and anywhere privately from desktop or mobile devices with secure systems to protect sensitive information	✗ Requires travel to physical location, standing in line to apply for funds in public, storage of records in multiple locations and customer re-visits for account management
Underwriting	✓ Direct link to Enova technology and analytics with RealView™ underwriting using advanced algorithms and multiple data sources	✗ Limited Ability to Repay analysis or limited offer based on industry common scoring
Compliance	✓ Centralized facilities with supervision through electronic tracking and recordings	✗ Costly and difficult supervision and training for multiple locations
Operating Leverage	✓ Ability to adjust expenses quickly to adapt to changes in business activity as a result of market conditions	✗ Cost structure of physical locations not as variable to business activity

Strong Credit Performance Through This Economic Downturn Reflects Risk Management Capabilities of our World Class Analytics and Technology



Consumer Loans1,2,3,4
20.0%
15.0%
10.0%
5.0%
—%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
>30 days delinquent as a % of combined loan and finance receivable balance
Charge-offs (net recoveries) as a % of average combined loan and finance receivable balance



Small Business Loans1,5,6
OnDeck Included since October 13, 2020
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
—%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
>30 days delinquent as a % of loan and finance receivable balance
Charge-offs (net recoveries) as a % of average loan and finance receivable balance

1 Data shown excludes discontinued operations.
2 Amounts as a % of loan balance are determined using period-end balances.
3 Non-GAAP measure.
4 The average combined loan and finance receivable balance is the average of the month-end balances during the period.
5 Amounts as a % of loan and finance receivable balance are determined using period-end balances. Includes OnDeck data beginning October 13, 2020.
6 The average loan and finance receivable balance is the average of the month-end balances during the period. Includes OnDeck data beginning October 13, 2020.

Proven Proprietary Real-Time Analytics and Technology Support Our COVID-19 Response and Return to Growth

The Colossus™ Analytics Engine creates powerful competitive advantage

External Data Sources

- Social Data
- Credit Report Data
- Banking Data
- Real-Time Feeds
- Public Records
- Device Data

Internal Data Sources

37 TB
Enova Customer Records

Data from over
300 million unique
Customer Interactions

Daily monitoring:

- Default rates
- Delinquency rates
- Modifications and hardship requests
- Collections, payment rates, ACH returns
- Originations
- Applicant credit profiles
- Line Utilization

API

Colossus™ Platform

Common Reusable Elements

Proprietary Models

- Predictive models
- Pattern recognition
- Machine learning
- 500K transactions / hour
- 1,000+ variables for underwriting
- 100+ algorithms running
- Models built in SAS®, R, and Python™

API

Applications

- **RealView™** risk based Ability-to-Repay credit decisions
- Marketing optimization
- Smart ACH
- ID verification
- Collections optimization

enova.

Machine Learning Models and Automation Are Applied Extensively Across the Customer Life Cycle

Colossus™ Platform

90%

of Models are Machine-Learning Enabled



ACQUISITION

ML models trained on 40+ million data points predict likelihood of acquiring a new customer

FRAUD DETECTION

Artificial intelligence used to automatically respond to real-time fraud attacks and models retrained daily to learn and mimic the decisions of fraud operations staff

UNDERWRITING

ML models provide a **40% improvement** in repayment predictability versus credit bureau scores alone and **85% of underwriting decisions are fully automated**

LOAN PROCESSING

Underwriting decisions that are not fully automated **use ML models to auto verify >80% loans** based on electronic bank statements and employment data

SMART ACH

ML models improve ACH clearance rates by identifying customer payments that are likely to return

COLLECTIONS

ML models improve collections yield by prioritizing dialers and optimizing settlement strategies

Proactive Global Compliance Capabilities

Compliance Infrastructure

- Licensed where required; reduces regulatory risk and is a barrier to entry
- Central team led by professional bank compliance officer reporting to Board of Directors
- Regulatory framework built into technology platform and the business model
- Rapidly update products and business rules for changes in regulatory requirements and laws

Regulatory Environment



National and 50 States

Primary Federal regulator, CFPB, 7/7/2020 the CFPB rescinded the ATR portions of the Small Dollar Rule with payments provisions unchanged, Payment provisions effective 8/19/20 but remain stayed by TX District Court

State regulations generally stable, subject to political process of state legislatures



National

Brazil – National regulator

Regulatory matters are coordinated with our Brazilian-based banking partner

Potential opportunity to obtain direct lending (fintech) license to operate without banking partner

enova.

Shifting Customer Preferences and Efficiency Favor Online-Only Models

"Forty-three percent of respondents say the way they bank has changed due to COVID-19….with around two-thirds saying they are visiting physical stores less."

–EY Future Consumer Index, August 31, 2020

Online-only non-bank lending models generate revenue more efficiently than storefront competitors



Efficiency Ratio[1]
(Total Operating Expenses as a Percentage of Total Gross Revenue)
80%
70%
60%
50%
40%
30%
20%
10%
0%
ENVA
ELVT
CURO
RM
WRLD
OPRT
2018
2019
2020

1 Source: Company filings through December 31, 2020

Disciplined Approach to Unit Economics Drive Marginal Decisions and Earnings Resiliency

Lifetime Customer Value
(Conceptual Example)


Expected Lifetime Principal and Interest Repayments before Losses
Expected Losses
Customer Acquisition Costs
Direct Variable Costs[1]
Lifetime Customer Value
Lifetime Principal Written
Target = >0 after discounting cash flows at the company's weighted average cost of capital

Portfolio Unit Economics
(Conceptual Example)


Interest and Fee Income
Change in Fair Value
Interest Expense
Variable Costs
Allocated Overhead
Taxes
Target => Enova cost of equity as a percentage of allocated shareholder's equity
Net Income

1 Includes bank fees and underwriting.

enova.

Enova's Earnings Capacity and Smart Risk-taking Provide Strong Returns Even in a Volatile Environment



Adjusted EPS and Returns
Adjusted EPS
Return on Equity %
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2015
2016
2017
2018
2019
2020
LTM Q1 2021
Adjusted EPS
Return on Equity %

1 ROE is based on trailing twelve months Adjusted Net Income.

Balance sheet flexibility is a source of strength


Funding Mix and Capacity[1]
($ in Millions)
Warehouse Securitizations $390
Secured Revolver $22
$10
$65
$500
$158
$165
$7
$500
$116
$211
$8
$250
$345
$561
$111
$116
$24
$375
$250
$309
$215
$93
$73
$375
$250
$453
$87
$225
$1
$375
$250
$412
$68
$103
$62
$375
$250
2015
2016
2017
2018
2019
2020
Q1 2021
Senior Note 2021
Senior Note 2024
Senior Note 2025
Revolver Utilized
Warehouse Securitizations
Term Securitizations


Enova's Debt Maturities[2]
$400
$350
$300
$250
$200
$150
$100
$50
$0
2021
2022
2023
2024
2025
2026
2027
Debt Outstanding
Available Committed Capacity


Domestic Cash Balance (Restricted + Unrestricted)
$700
$600
$500
$400
$300
$200
$100
$-
12/30/2019
1/30/2020
2/29/2020
3/31/2020
4/30/2020
5/31/2020
6/30/2020
7/31/2020
8/31/2020
9/30/2020
10/31/2020
11/30/2020
12/31/2020
1/31/2021
2/28/2021
3/31/2021


Tangible Capital to Avg. Tangible Assets[3]
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
10.3%
12.5%
14.3%
8.5%
12.2%
14.9%
22.8%
39.3%
37.8%
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21

1 Total U.S. debt outstanding at March 31, 2021 of $858M, including $0.5M Letters of Credit in the Revolver. Canadian and Australian OnDeck warehouses and Pangea debt not included. $200M uncommitted OnDeck PORT II securitization facility not included. Sources do not include LTM operating cash flow of $605M and unrestricted and restricted cash/cash equivalents of $374M as of March 31, 2021.

2 Does not include Australian OnDeck debt facility, Pangea debt and $200M uncommitted OnDeck PORT II securitization facility.

3 Tangible Capital / Avg. Tangible Assets = [SE – (Goodwill + Intangible Assets)] / [Avg. Quarterly Total Tangible Assets]. Tangible Assets is calculated as Total Assets less Goodwill and Intangible Assets.

enova.

Several Years of Developing Formal Recession Monitoring and Response Processes Prepared Us for Successfully Operating in Adverse Economic Conditions

Risk Monitoring

- Formal continuous monitoring of economic environment
- Formal continuous monitoring of internal metrics and portfolio performance
- Formal monthly (at least) risk ratings and reporting for all brands

Response Planning

- Playbooks in place for each business and critical functions
- Clear roles and responsibilities for each department

Monitoring Activities Focus on Taking Informed and Timely Action

Internal Portfolio Metrics + **External Economic Factors** = **Alert Level**

Examples of Internal Portfolio Metrics

- Initial defaults
- Portfolio hazard rate
- Delinquency roll rates
- ACH return rates
- Utilization
- Prime customer volume
- Lead issue rate
- Electronic bank statement scores
- Electronic bank statement spending
- Prepayment rates

Examples of External Economic Factors

- Jobless claims
- Google searches for unemployment or credit stress terms
- Federal Reserve recession model
- Economist recession survey
- Credit bureau delinquency forecasts
- Federal Reserve state coincident indices
- Small business optimism index
- HHS Estimated Hospital Utilization
- 7000+ Governor's COVID Executive Orders

Alert Response System Focuses on Targeted and Appropriate Risk Mitigation Through Recovery

Each business function has clearly defined roles and responsibilities that will be followed from the first warning signs of a downturn through the credit cycle recovery period



ALERT LEVEL
RISK MITIGATION
IMPACT ASSESSMENT/ MONITORING
RECOVERY/ RETURN TO NORMAL
ANALYTICS
CONTACT CENTER
BUSINESS
MARKETING
FINANCE & ACCT
TREASURY

enova.

History of Revenue and Profit Growth

($ in Millions)

Gross Revenue
Established[1] and Newer[2] Brands[3,4]


$107
$406
FY 2015
$178
$456
FY 2016
$213
$514
FY 2017
$291
$681
FY 2018
$73
$1,099
FY 2019
$126
$958
FY 2020
$29
$332
YTD 2020
$78
$181
YTD 2021
Established Brands
Newer Brands

Adjusted EBITDA and Margin[3,4,5]

($ in Millions)


CAGR: 32.8%
$43
FY 2012
$54
FY 2013
$89
FY 2014
$104
FY 2015
$118
FY 2016
$138
FY 2017
$202
FY 2018
$276
FY 2019
$415
FY 2020
$36
YTD Q1 2020
$137
YTD Q1 2021

Margin	12.2%	13.4%	18.4%	20.0%	18.3%	19.0%	20.8%	23.5%	38.3%	10.0%	52.8%

1 Established Brands include: CashNetUSA and NetCredit (starting FY 2019).
2 Newer Brands include: NetCredit (prior to FY 2019), Headway Capital, The Business Backer, OnDeck, Enova Decisions, Align, and Simplic.
3 From continuing operations using incurred method of accounting in effect through December, 2019. Enova elected the fair value option of accounting effective January 1, 2020.
4 Includes OnDeck data beginning October 13, 2020.
5 Adjusted EBITDA defined as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation, and lease termination, relocation and acquisition related costs, and loss on early extinguishment of debt.

enova.

Demonstrated Operating Leverage



($ in Millions)
Enova Key Metrics1,2,3
183%
107%
64%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
YTD Q1 2020
YTD Q1 2021
Loans and Finance Receivables Outstanding
Revenue
O&T and G&A Expenses

1 Gross loan and finance receivables balances outstanding include loan arrangements extended by unrelated third parties
2 From continuing operations using incurred method of accounting in effect through December, 2019. Enova elected the fair value option of accounting effective January 1, 2020.
3 Includes OnDeck data beginning October 13, 2020.

enova.

Appendix

Accounting for Receivables Using Fair Value Began January 1, 2020

COMPLIANCE	DECISION	KEY CHANGES
• FASB required **adoption of life of loan loss accounting** on January 1, 2020 for public companies with a public float of greater than $250M • In May 2019, FASB **included fair value accounting as an option** for compliance	• **Enova adopted fair value accounting for the entire receivables portfolio beginning January 1** • This accounting **policy best reflects the value of our receivables portfolio and its future economic performance** and more closely aligns with our marginal decision-making processes that rely on risk-based pricing and discounted cash flow methodologies	• **A one-time, non-cash gain to retained earnings** of $99M after-tax was recognized to covert the existing portfolio to fair value on January 1 • **Gross profit and gross profit margin will be replaced with net revenue and net revenue margin** as the provision for loan losses is replaced by the change in fair value of the portfolio • **Certain marketing expenses will no longer be deferred and recognized** over the life of receivables

Key Changes to Financial Reporting Under Fair Value

Balance Sheet



(+)
Day 1 Gain on Originations
(-)
Net Charge Offs
(-)
Realized Value on Existing Receivables
(+) (-)
Change in FV Assumptions
Beginning Fair Value Balance
Originated Principal
Principal Payments
Change in Fair Value
Ending Fair Value Balance

Income Statement

Revenue
\- Change in Fair Value

Net Revenue
Net Revenue Margin %

Net Revenue margin % (up)	Net Revenue margin % (down)
(+) Higher originated principal (at consistent mix)	(-) Higher new customer mix
(+) Lower credit losses and loss expectations	(-) Higher credit losses and loss expectations
(+) Lower customer prepayments versus expectations	(-) Higher customer prepayments versus expectations

enova.

Nonprime Consumer Credit Losses Have Shown Less Volatility in an Economic Downturn

Risk Score	FICO score	2004 – 2006 normalized loss rate[1] compared to 2009 peak loss rate		2008 – 2009 recessionary Multiple
		Normal Charge-Offs	Peak Charge-Offs	
Super-Prime	> 770	0.2%	0.6%	3.00x
Prime	710 – 770	1.5%	3.9%	2.60x
Near-Prime	650 – 710	5.6%	9.8%	1.75x
Subprime	< 650	20.4%	28.4%	1.40x

Scale: 0% – 30%

Source: Credit Suisse using data from the Federal Reserve Bank of Philadelphia https://www.philadelphiafed.org/-/media/research-and-data/publications/working-papers/2015/wp15-08.pdf?la=en

[1] Ratios of account balances that become at least 60 days past due within a one-year period for each segment of accounts

Financial Resiliency of Nonprime Lenders in a Downturn Should Benefit from Higher Margins and Lower Credit Volatility



Net Revenue Margin1, Net Charge-off Rate
80%
70%
60%
50%
40%
30%
20%
10%
0%
72.4%
49.1%
31.1%
15.4%
11.5%
4.1%
5.6%
2.5%
0.9%
Consumer Lending Specialty Banks
Credit Card Specialty Banks
Nonprime Focused Nonbanks
FY 2019 Net Charge-offs
Estimated High-end Recessionary Charge-offs
FY 2019 Net Revenue Margin

1 Net Revenue Margin is total revenue less interest expense divided by average earning assets

Source:

- *Consumer Lending Specialty Banks and Credit Card Specialty Banks as reported in the Q419 FDIC Quarterly Banking Profile*
- *Nonprime Focused Nonbanks include ENVA, CURO, ELVT, OMF, RM, WRLD, OPRT and sourced from SEC filings and earnings reports*
- *Estimated High-End Recessionary Charge-offs for bank categories assumed to be 2.80X FY 2019 Net Charge-offs and assumed to be 1.58X for Nonbanks*

Consolidated Income Statements

Consolidated Statements of Income *(in millions)* *(unaudited)*	12 Mo. Ended December 31, 2016 [1]	12 Mo. Ended December 31, 2017 [1]	12 Mo. Ended December 31, 2018 [1]	12 Mo. Ended December 31, 2019 [1]	12 Mo. Ended December 31, 2020 [1]	YTD March 31, 2021 [1]
Revenue	$642	$729	$973	$1,175	$1,084	$259
Cost of Revenue / Change in FV	301	353	503	603	400	21
Gross Profit	341	375	469	572	684	238
Expenses						
Marketing	72	77	96	115	70	29
Operations and technology	61	70	78	84	96	36
General and Administrative	95	100	105	109	141	44
Depreciation and amortization	14	13	14	15	20	7
Total Expenses	243	259	294	324	326	115
Income from Operations	98	116	176	248	358	123
Interest expense, net	(66)	(74)	(79)	(76)	(87)	(20)
Foreign currency transaction (loss) gain	2	0	(2)	(0)	1	(0)
Gain on bargain purchase[2]	-	-	-	-	164	-
Loss on early extinguishment of debt	-	(23)	(25)	(2)	(1)	(0)
Equity method investment income	-	-	-	-	1	1
Income before Income Taxes	33	20	69	170	435	104
Provision for income taxes	13	2	5	42	57	28
Net income from continuing operations before noncontrolling interest	20	18	64	128	378	76
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	0	0
Net Income from Continuing Operations	$20	$18	$64	$128	$378	$76

1 Financials are reflective of continuing operations using the incurred method of accounting through 2019. Enova elected the fair value option of accounting effective January 1, 2020.

2 Gain on bargain purchase resulted from OnDeck acquisition closed on October 13, 2020.

Consolidated Balance Sheets

Consolidated Balance Sheets *(in millions)* *(2018-2019 - unaudited)*	December 31, 2016	December 31, 2017	December 31, 2018 [2]	December 31, 2019 [2]	December 31, 2020 [3]	March 31, 2021 [3]
Assets						
Cash	$40	$69	$28	$36	$297	$324
Loans and finance receivables, net	562	705	780	1,063	1,242	1,231
PP&E, net	47	49	46	55	79	79
Goodwill and Intangible assets, net	272	271	270	269	294	320
Other assets	57	67	93	152	196	179
Assets from discontinued operations	-	-	117	-	-	-
Total Assets	$978	$1,159	$1,334	$1,574	$2,108	$2,134
Liabilities and Stockholder's Equity						
Debt[1]	$650	$789	$858	$991	$946	$875
Other liabilities	86	89	121	207	243	254
Liabilities from discontinued operations	-	-	8	-	-	-
Total Liabilities	736	878	987	1,198	1,189	1,128
Total Stockholder's Equity	242	282	348	377	919	1,006
Total Liabilities and Stockholder's Equity	$978	$1,159	$1,334	$1,574	$2,108	$2,134

1 Debt shown is net of deferred loan issuance costs.

2 Financials for 2018 and 2019 are reflective of continuing operations using the incurred method of accounting. Years prior to 2018 include discontinued operations.

3 Enova elected the fair value option of accounting effective January 1, 2020.

Reconciliation of Non-GAAP Financial Measures

Net Income to Adjusted EBITDA *(in millions)* *(unaudited)*	12 Mo. Ended December 31, 2016 [6]	12 Mo. Ended December 31, 2017 [6]	12 Mo. Ended December 31, 2018 [6]	12 Mo. Ended December 31, 2019 [6]	12 Mo. Ended December 31, 2020 [6]	YTD March 31, 2021 [6]
Net income	$20.0	$17.6	$63.6	$128.0	$378.1	$75.9
Depreciation and amortization expenses	14.4	13.3	14.2	15.1	19.7	6.6
Interest expense, net	66.5	74.0	79.4	75.6	86.5	19.8
Foreign currency transaction loss (gain)	(1.6)	(0.4)	2.3	0.2	(0.5)	0.0
Provision for income taxes	13.2	2.1	5.3	42.1	57.2	27.7
Stock-based compensation expense	8.5	11.3	11.7	12.0	18.0	5.8
Gain on bargain purchase [1]	-	-	-	-	(164.0)	-
Transaction-related costs [2]	(3.3)	(2.4)	-	-	20.0	1.4
Loss on early extinguishment of debt [3]	-	22.9	25.0	2.3	0.8	0.4
Equity method investment income	-	-	-	-	(0.6)	(0.6)
Lease termination and cease-use costs [4]	-	-	-	0.4	-	-
Regulatory settlement [5]	-	-	0.6	-	-	-
Adjusted EBITDA	**$117.7**	**$138.4**	**$202.0**	**$275.6**	**$415.3**	**$137.1**

1 In the fourth quarter of 2020, the Company recorded a gain on bargain purchase related to an acquisition.

2 Represents fair value adjustments booked in Q4 2016 and Q4 2017 to contigent consideration related to a prior year acquisition. In the third and fourth quarters of 2020, the Company recorded costs related to an acquisition. In the first quarter of 2021, the Company recorded costs related to acquisitions and to a divestiture of a subsidiary.

3 In the third and fourth quarters of 2017 and the first, third and fourth quarters of 2018, the Company recorded $14.9 million ($9.2 million net of tax), $8.0 million ($8.5 million net of tax) and $4.7 million ($3.7 million net of tax), $12.5 million ($9.9 million net of tax) and $7.8 million ($6.0 million net of tax) losses on early extinguishment of debt related to the repurchase of $155.0 million principal amount of senior notes, the redemption of $160.9 million in securitization notes, the repurchase of $50.0 million principal amount of senior notes, the repurchase of $178.5 million principal amount of senior notes, and the repurchase of $116.5 million principal amount of senior notes, respectively.

4 In the first quarter of 2019, the Company recorded an impairment charge to operating right-of-use lease assets related to its decision to cease use and sublease a portion of a leased office space.

5 In the fourth quarter of 2018, the Company consented to the issuance of a Consent Order by the Consumer Financial Protection Bureau, or the CFPB, pursuant to which it agreed, without admitting or denying any of the facts or conclusions made by the CFPB from its 2014 review of us, to pay a civil money penalty of $3.2 million, which is nondeductible for tax purposes.

6 Financials are reflective of continuing operations using the incurred method of accounting through 2019. Enova elected the fair value option of accounting effective January 1, 2020.

enova®



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